UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 6, 2004

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Crown Way Philadelphia, Pennsylvania	19154-4599
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 698-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is hereby incorporated herein by reference.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 6, 2004, Crown Holdings, Inc. (the “Company”) completed its previously announced issuance of 110 million Euros of 6-1/4% first priority senior secured notes due 2011. The issuance is an add-on to the 350 million Euros of 6-1/4% first priority senior secured notes due 2011 that were issued on September 1, 2004, bringing the aggregate principal amount of the 6-1/4% first priority senior secured notes due 2011 to 460 million Euros. The additional first priority senior secured notes were issued at par and have identical terms to the previously issued first priority senior secured notes.

The net proceeds from the offering are being used to repay the Company’s existing $125 million term loan facility, which was scheduled to mature in 2011 and for other corporate purposes. A copy of the press release announcing the completion of this issuance is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

No.	Exhibit
4.a	Registration Rights Agreement, dated as of October 6, 2004, by and among the Company, Crown European Holdings S.A., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives, the Initial Purchasers (as defined therein) and the Guarantors (as defined therein).

10.a	Purchase Agreement, dated as of September 15, 2004, by and among the Company, Crown European Holdings S.A., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives, the Initial Purchasers (as defined therein) and the Guarantors (as defined therein).

99.1	Press Release dated October 6, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

Dated: October 12, 2004	By:	/s/ Thomas A. Kelly
	Name:	Thomas A. Kelly
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX

No.	Exhibit
4.a	Registration Rights Agreement, dated as of October 6, 2004, by and among the Company, Crown European Holdings S.A., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives, the Initial Purchasers (as defined therein) and the Guarantors (as defined therein).

10.a	Purchase Agreement, dated as of September 15, 2004, by and among the Company, Crown European Holdings S.A., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives, the Initial Purchasers (as defined therein) and the Guarantors (as defined therein).

99.1	Press Release dated October 6, 2004.